SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 26, 2012
Date of report (Date of earliest event reported)

VRDT CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-52677	45-2405975
(Commission File Number)	(IRS EIN)

12223 Highland Avenue, Suite 106-542, Rancho Cucamonga, California 91739
(Address of principal executive offices)

(909) 786-1981
(Registrant’s telephone number)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.
On March 26, 2012, Registrant and Facility Shield International, Inc. (“FSI”), entered into a Memorandum of Agreement, effective March 13, 2012 (the “Agreement”).   The Agreement is a 3-year commitment whereby FSI shall purchase batteries and other energy storage solutions from Registrant and shall also provide installation and safety and environmental protection services to Registrant on a project-by-project basis.   The Parties have also agreed to regularly meet and discuss prospective collaborative ventures and projects throughout the term.

ITEM 3.02	Unregistered Sales of Equity Securities.
On March 27, 2012, Registrant authorized the grant of 11,650,000 restricted shares of common stock to 6 employees pursuant to Restricted Stock Agreements.  Pursuant to the respective Restricted Stock Agreements, half of the shares issued will vest upon the effectiveness of a registration statement and the other half will vest 6 months from that date.  The grant of the restricted shares are exempt from registration as not constituting sales for value within the meaning of Section 2(a)(3) of the Securities Act.

ITEM 7.01	Regulation FD Disclosure.
On March 29, 2012, and as set forth in Current Report on Form 8-K filed by Registrant on March 26, 2012, Registrant , in connection with the CleanEquity 2012 conference in Monaco, issued a slide-show presentation regarding its vision and general plan at that conference (the “Presentation”).  Registrant has made a full and complete copy of the Presentation available on Registrant’s website at www.vrdt.com.

Statements made in the Presentation that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in Registrant's reports filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements. Potential investors, and the general public, are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the Presentation. Registrant is under no duty to update any of the information in the Presentation.

Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item 7.01, including the Presentation and any other materials found on Registrant’s website,  shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VRDT CORPORATION (Registrant)

Dated: March 29, 2012	By:	/s/ Dan Elliott
Dan Elliott Chief Executive Officer